EXHIBIT 10.2

                        AUTO-TROL TECHNOLOGY CORPORATION

                        SPECIAL PURPOSE STOCK OPTION PLAN

                      (Revised effective January 30, 2001)


I.        PURPOSE

          This Auto-trol Technology Corporation Special Purpose Stock Option Plan (the "Plan") provides for the grant of Stock Options to Key Employees and members of the Board of Directors of Auto-trol Technology Corporation ("the Company") and its Participating Subsidiaries in order to advance the interests of the Company and its Participating Subsidiaries through the motivation, attraction and retention of Board members and Key Employees.


II.       ADMINISTRATION

          2.1  Committee
               ---------
               The Plan shall be administered by the Compensation Committee of the Company (the "Committee") which shall be composed of at least two (2) members of the Board of Directors of the Company (the "Board). The Committee shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of the Plan. The Committee may delegate any of its responsibilities under the Plan, other than its responsibilities to grant Stock Options, or to interpret and construe the Plan.


          2.2  Actions of the Committee
               ------------------------
               All actions taken and all interpretations and determinations made by the Committee in good faith (including determinations of Fair Market Value) shall be final and binding upon all Participants and the Company. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan and all members of the Committee shall, in addition to their rights as directors of the Company, be fully protected by the Company with respect to any such action, determination or interpretation.


III.      DEFINITIONS


          3.1  "Stock Option"
               --------------
               A Stock Option is the right granted by the Committee to a Key Employee or Board Member to purchase the number of shares of Common Stock at such time or times as determined by the Committee and in accordance with the formula set forth herein.


          3.2  "Key Employee"
               --------------
               A Key Employee is an employee of the Company or any Participating Subsidiary whose judgment, initiative and continued efforts are expected to contribute to the successful conduct of the business of the Company or any Participating Subsidiary.



          3.3  Members of the Board of Directors (Board Members)"
               ---------------------------------------------------

               Members of the Board of Directors are those individuals who:

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               3.3.1 For the Company

                              3.3.1(a) are appointed to serve on the Board of Directors by other Board Members; or

                              3.3.1(b) are approved to serve as a director by the shareholders of the Company; and



               3.3.2 For a Participating Subsidiary

                              3.3.2(a) are appointed to serve on the Board of Directors by other Board Members of the respective Participating Subsidiary's Board of Directors; or

                              3.3.2(b) are approved to serve as a director by the shareholders of the respective Participating Subsidiary's shareholder(s).


          3.4  "Participating Subsidiary"
               --------------------------
               A Participating Subsidiary is any subsidiary of the Company meeting the definition of Section 425(f) of the Internal Revenue Code of 1986, as amended (the "Code").


          3.5  "Fair Market Value"
               -------------------
               The Fair Market Value of a share of Common Stock on any date shall be the average of the representative highest and lowest prices, as quoted by the National Association of Securities Dealers through the Over-the Counter Bulletin Board, for the date in question, or, if the Common Stock is listed on a national stock exchange, the average of the highest and lowest officially-quoted prices on such exchange on the date in question.


          3.6  "Common Stock"
               --------------
               A share of Common Stock means a share of authorized but unissued or reacquired $.02 par value common stock of the Company.


          3.7  "Option Price"
               --------------
               Option Price is the Fair Market Value of the Common Stock on the date that the Stock Option is granted.


          3.8  "Participant"
               -------------
               A Participant is any Key Employee or Member of the Board of Directors of the Company or any Participating Subsidiary who is offered Stock Options under the Plan and agrees, by means of signing an Option Agreement, to participate under the terms of the Plan.



IV.       ELIGIBILITY AND PARTICIPATION

          4.1  Grants
               ------


               4.1.1 Grants of Stock Options may be made to Key Employees or members of the Board of Directors of the Company or any Participating Subsidiary.

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               4.1.2   The Committee shall, annually at the Committee's last
                       regularly scheduled meeting of the calendar year, meet to determine the Key Employees or members of the Board of Directors to whom Stock Options shall be granted, the number of Stock Options to be granted to each such person and the terms and provisions of such Stock Options, all as provided in this Plan; however, no Board Member may be granted more than 5,000 Stock Options per fiscal year after an initial grant of 5,000 Stock Options per Board Member, and Board Members as a group shall be granted no more than 20,000 Stock Options under this Plan. Stock Options granted to Board Members shall normally become exercisable in five (5) cumulative annual installments of twenty percent (20%) per year, and remain exercisable until the option expires and such Stock Options shall expire to the extent not exercised on the tenth (10th) anniversary of the date on which such Stock Options were granted.


               4.1.3 The purchase price for each share of Common Stock shall be the Fair Value of a share of Common Stock on the date on which the Stock Option is granted.


               4.1.4 Each Stock Option grant shall be evidenced by a written agreement between the Company and the Participant (the "Special Purpose Stock Option Agreement") containing such terms and provisions as the Committee may determine in accordance with the provisions of this Plan.


               4.1.5 In voting whether to grant Stock Options to a Member of the Board of Directors, such director must abstain from voting on the issuance of such Stock Options if he or she is both the recipient of the grant and a member of the Committee.



               4.1.6 Grants must be accepted by the Key Employee or Board Member within forty-five (45) days of grant, or prior to the end of the fiscal year in which the grant is made, whichever date occurs first.



          4.2  Exchange for Options under this Plan
               ------------------------------------
               The Committee, in its sole discretion, may grant Stock Options to Key Employees or Members of the Board of Directors who hold options to purchase Common Stock under other previously approved stock option or performance share plans and who consent to the conversion of options granted under such previous plans. Stock Options granted pursuant to this Section 4.2 shall be granted in the ratio of a Stock Option to purchase one (1) share of Common Stock for each option under such applicable previous plans. The price for each Stock Option shall be the Option Price of Common Stock on the date that the Stock Option is granted. The terms and conditions of Stock Options offered in exchange for options granted under such precious plans are subject to the same limitations imposed on grants of new Stock Options under this Plan.



V.        SHARES OF COMMON STOCK SUBJECT TO THE PLAN


          5.1  Maximum Number
               --------------
               The maximum, aggregate number of shares of Common Stock that may be made subject to Stock Options granted under the Plan shall be four million (4,000,000) under this Plan, and the Company's Incentive Stock Option Plan collectively, as determined from time to time to be appropriate by the Committee. In no event shall the total amount of shares for which options are granted under both Plans exceed 4,000,000 shares. If any shares of Common Stock subject to Stock Options are not purchased or otherwise paid for before such Stock Options expire, such shares may again be made subject to Stock Options.

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          5.2  Capital Changes
               ---------------
               In the event any changes are made to the shares of Common Stock (whether by reason of merger, consolidation, reorganization, recapitalization, stock split, combination of shares, exchange of shares, change in corporate structure or otherwise), appropriate adjustments shall be made in the number of shares of Common Stock theretofore made subject to Stock Options. If any of the foregoing adjustments shall result in a fractional share, the fraction shall be disregarded. All adjustments to the number of Stock Options granted as a result of application of this Section must be made to conform with the requirements set forth in
               Section 425(a) of the Code.


          5.3  Compliance with Securities Law
               ------------------------------
               The Company is under no obligation to register or to maintain any registration of the shares subject to these options under the Securities Act of 1933, or any state securities law. If the shares are not so registered, they may be sold and issued to the Key Employee or Member of the Board of Directors only pursuant to applicable exemptions from the registration requirements of such laws, which may include an exemption for transactions not involving a public offering. The Company may endorse or cause to be endorsed on such certificate or certificates an appropriate legend referring to the foregoing restrictions, if applicable.


          5.4  Compliance with Rule 16b-3
               --------------------------
               With regard to any Stock Option awarded under this Plan, or any rights acquired by a Key Employee or Board Member under the Plan, the recipient shall comply with the six month holding period requirements of Rule 16b-3(c)(1) and its successor promulgated under the Exchange Act, and with applicable state securities laws, with regard to the holding of Stock Options and/or Common Stock.



VI.       EXERCISE OF STOCK OPTIONS


          6.1  Date of Exercise
               ----------------
               Except as provided below and in Section 6.3, Stock Options may be exercised at the dates, and in the quantities in accordance with the schedule set forth below:


               ------------------------------------------  -------------------
                                                            Maximum Number of

                             Date of Exercise              Options Exercisable

                                                               (Cumulative)
               ==========================================  ===================

               First Anniversary of Grant of Stock Option          20%
               ------------------------------------------  -------------------
               ------------------------------------------  -------------------

               Second Anniversary of Grant of Stock Option         20%
               -------------------------------------------  ------------------
               -------------------------------------------  ------------------

               Third Anniversary of Grant of Stock Option          20%
               -------------------------------------------  ------------------
               -------------------------------------------  ------------------

               Fourth Anniversary of Grant of Stock Option         20%
               -------------------------------------------  ------------------
               -------------------------------------------  ------------------

               Fifth Anniversary of Grant of Stock Option          20%
               -------------------------------------------  ------------------

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               A Stock Option shall expire, to the extent not exercised, on the tenth (10th) anniversary of the date on which it was granted. Any shares of Common Stock not purchased at the time a Stock Option first becomes exercisable shall remain exercisable at any time until the Stock Option expires. The schedule set forth above shall be applied separately to each Stock Option granted to a Key Employee or Board Member. The Committee may, in its discretion, establish provisions for the exercise of Stock Options different from those described above.


          6.2  Exchange of Outstanding Stock
               -----------------------------
               The Committee, in its sole discretion, may permit a Key Employee or Board Member to surrender to the Company shares of Common Stock previously acquired by such individual as part or full payment for the exercise of a Stock Option. Such surrendered shares shall be valued at their Fair Market Value as of the date they are tendered to the Company.

          6.3  Termination of Employment Before Exercise
               -----------------------------------------
               If a Key Employee's employment with, or a Board Member's tenure on the Board of Directors of the Company or a Participating Subsidiary terminates by reason of the Key Employee's or Board Member's death or disability, any Stock Option then held by the Key Employee or Board Member shall remain exercisable for a period of one (1) year following such termination, to the extent such Stock Option is then exercisable as provided in Section 6.1 or which Stock Option becomes exercisable during the one year period following such termination. If a Key Employee's employment with, or a Board Member's tenure on the Board of Directors of the Company or a Participating Subsidiary terminates for any reason other than death or disability, any Stock Option then held shall remain exercisable after the termination of thirty (30) days, to the extent such Stock Option was exercisable as provided in
               Section 6.1 as of the date of termination. For purposes of the Plan, termination of the tenure of a Board Member will be considered to have taken place on the date of such Board Member's letter of resignation from the Board of Directors.


          6.4  Availability of Stock Previously Subject to Option
               --------------------------------------------------
               Any shares of Common Stock which were subject to Stock Options, but such Stock Options have expired, shall again be available for purposes of granting Stock Options under this Plan.


VII.      NO CONTRACT OR EMPLOYMENT

          Nothing in this Plan or in the Special Purpose Stock Option Agreement shall confer upon a Key Employee the right to continue in the employ of the Company or any Participating Subsidiary, nor shall it interfere in any way with the right of the Company or any such Participating Subsidiary to discharge the Key Employee at any time for any reason whatsoever, with or without cause.

          Nothing in this Plan or in the Special Purpose Stock Option Agreement shall confer upon a Member of the Board of Directors the right to continue his or her tenure as a Board Member of the Company or any Participating Subsidiary beyond that period approved by the shareholders of the Company of its Participating Subsidiaries.


VIII.     RIGHTS AS A SHAREHOLDER

          A Key Employee or Member of the Board of Directors shall have no rights as a shareholder with respect to any shares of Common Stock subject to Stock Options granted to him or her under the Plan. No adjustments shall be made for dividends, distributions or other rights (for which the record date is prior to the date of exercise) to any shares of Common Stock until such stock is issued upon exercise of a Stock Option.

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IX.       ASSIGNABILITY; EXERCISE

          No Stock Option awarded under this Plan, or any rights acquired by a Key Employee or by a Board Member under this Plan, shall be assignable or transferable other than by will or applicable law of intestate succession. During a Key Employee's or Board Member's lifetime, Stock Options may only be exercised by such individual.


X.        MERGER OF LIQUIDATION OF THE COMPANY

          In the event the Company or its controlling shareholders enter into an agreement to dispose of all, or substantially all, of the assets or outstanding capital stock of the Company by means of a sale or liquidation, or a merger or reorganization in which the Company in not the surviving corporation ("Change of Control"), then options granted hereunder and otherwise exercisable in the twenty-four (24) month period following the date on which the Change of Control takes place shall for all purposes be exercisable as of the day before such Change of Control takes place, even though the dates upon which such options are otherwise exercisable have not yet occurred. No portion of a Stock Option shall become exercisable hereunder after termination of the Key Employee's employment with or Board Member's tenure on the Board of Directors of the Company or any Participating Subsidiary except as provided in Section 6.3 above.


XI.       WITHHOLDING TAXES

          The Company or any Participating Subsidiary will take such steps for the withholding of any taxes which the Company or any Participating Subsidiary is required to withhold in connection with the exercise of any Stock Option by any law or regulation of any governmental authority. Such steps include, but are not limited to, the withholding of issuance of shares of Common Stock to be issued upon exercise of any Stock Option, until the Participant reimburses the Company or any Participating Subsidiary for the amount the Company or any Participating Subsidiary is required to withhold with respect to such taxes, or reacquiring any portion of such exercise in an amount sufficient to reimburse itself for the amount it is required to so withhold.


XII.      AMENDMENT

          The Board may from time to time alter, amend, suspend or discontinue the Plan, provided, (a) in accordance with Rule 16b-3(c)(ii)(B), this Plan shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder; and (b) that no such action shall adversely affect the rights and obligations with respect to Stock Options outstanding under the Plan, and provided further that no such action shall, without the approval of the shareholders of the Company (i) increase the maximum number of shares of Common Stock that may be made subject to Stock Options (unless such increase is necessary to affect the adjustments required by Section 5.2); or (ii) materially increase the benefits accruing to Key Employees or Board Members under the Plan; or (iii) materially modify the requirements of eligibility for participation in the Plan.


XIII.     EFFECTIVE DATE

          The Plan shall become effective as of the date of its adoption by the Board, provided it is approved by the shareholders of the Company within twelve (12) months after that date. Amendments to the Plan shall become effective as of the date such amendments are adopted by the Board. If such amendments require shareholder approval in accordance with Section XII of this Plan, such amendments shall nonetheless become effective as of the date of their adoption by the Board, conditioned upon approval by the shareholders of the Company within twelve (12) months after that date.

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